UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 7, 2025

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2727 North Loop West

Houston, Texas 77008

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2025 (the “Closing Date”), Quanta Services, Inc. (the “Company”) issued (i) $500,000,000 aggregate principal amount of its 4.300% Senior Notes due 2028 (the “2028 Notes”), (ii) $500,000,000 aggregate principal amount of its 4.500% Senior Notes due 2031 (the “2031 Notes”) and (iii) $500,000,000 aggregate principal amount of its 5.100% Senior Notes due 2035 (the “2035 Notes,” and together with the 2028 Notes and the 2031 Notes, the “Notes”). The Notes were sold pursuant to an underwriting agreement, dated as of August 4, 2025 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, PNC Capital Markets LLC and Truist Securities, Inc., as representatives of the several underwriters named in Schedule A to the Underwriting Agreement, as previously reported on the Company’s Current Report on Form 8-K filed on August 5, 2025.

The 2028 Notes were issued under the indenture, dated as of September 22, 2020, between the Company, as issuer, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”) (the “Base Indenture”), as supplemented and amended by the seventh supplemental indenture, dated as of August 7, 2025, between the Company and the Trustee (the “Seventh Supplemental Indenture”). Interest on the 2028 Notes will accrue at a rate of 4.300% per annum and is payable semi-annually, in arrears, on February 9 and August 9 of each year, commencing February 9, 2026. The 2028 Notes will mature on August 9, 2028, unless earlier redeemed.

The 2031 Notes were issued under the Base Indenture, as supplemented and amended by the eighth supplemental indenture, dated as of August 7, 2025, between the Company and the Trustee (the “Eighth Supplemental Indenture”). Interest on the 2031 Notes will accrue at a rate of 4.500% per annum and is payable semi-annually, in arrears, on January 15 and July 15 of each year, commencing January 15, 2026. The 2031 Notes will mature on January 15, 2031, unless earlier redeemed.

The 2035 Notes were issued under the Base Indenture, as supplemented and amended by the ninth supplemental indenture, dated as of August 7, 2025, between the Company and the Trustee (the “Ninth Supplemental Indenture,” and together with the Base Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, the “Indenture”). Interest on the 2035 Notes will accrue at a rate of 5.100% per annum and is payable semi-annually, in arrears, on February 9 and August 9 of each year, commencing February 9, 2026. The 2035 Notes will mature on August 9, 2035, unless earlier redeemed.

The Notes are the Company’s senior unsecured obligations and rank equally in right of payment with the Company’s existing and future senior unsecured indebtedness. The Notes are effectively junior to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes are not guaranteed by any of the Company’s subsidiaries and are therefore structurally subordinated to all of the existing and future indebtedness and other liabilities of the Company’s subsidiaries, including trade payables.

Prior to July 9, 2028 (one month prior to their maturity date), the 2028 Notes will be redeemable, at the Company’s option, in whole or in part, at any time and from time to time, at a price equal to the greater of (a) (i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2028 Notes matured on the Par Call Date (as defined in the Seventh Supplemental Indenture)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Seventh Supplemental Indenture) plus 10 basis points less (ii) interest accrued to the date of redemption and (b) 100% of the principal amount of the 2028 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to (but excluding) the redemption date. Commencing on July 9, 2028, the Company may redeem the 2028 Notes, in whole or in part, at any time and from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus accrued and unpaid interest thereon to (but excluding) the redemption date.

Prior to December 15, 2030 (one month prior to their maturity date), the 2031 Notes will be redeemable, at the Company’s option, in whole or in part, at any time and from time to time, at a price equal to the greater of (a) (i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2031 Notes matured on the Par Call Date (as defined in the Eighth Supplemental Indenture)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury

Rate (as defined in the Eighth Supplemental Indenture) plus 15 basis points less (ii) interest accrued to the date of redemption and (b) 100% of the principal amount of the 2031 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to (but excluding) the redemption date. Commencing on December 15, 2030, the Company may redeem the 2031 Notes, in whole or in part, at any time and from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest thereon to (but excluding) the redemption date.

Prior to May 9, 2035 (three months prior to their maturity date), the 2035 Notes will be redeemable, at the Company’s option, in whole or in part, at any time and from time to time, at a price equal to the greater of (a) (i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2035 Notes matured on the Par Call Date (as defined in the Ninth Supplemental Indenture)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Ninth Supplemental Indenture) plus 15 basis points less (ii) interest accrued to the date of redemption and (b) 100% of the principal amount of the 2035 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to (but excluding) the redemption date. Commencing on May 9, 2035, the Company may redeem the 2035 Notes, in whole or in part, at any time and from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to (but excluding) the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), unless the Company has exercised its right to redeem the Notes in full by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of the Notes will have the right to require the Company to purchase all or a portion (equal to $2,000 or whole multiples of $1,000 in excess thereof) of such holder’s Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest thereon to (but excluding) the date of purchase.

The Indenture contains covenants that, among other things, limit the Company’s ability to incur liens securing certain indebtedness, to engage in certain sale and leaseback transactions with respect to certain properties and to sell all or substantially all of the Company’s assets or merge or consolidate with or into other companies. The Indenture also contains customary events of default.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the form of 2028 Note, the form of 2031 Note and the form of 2035 Note, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Indenture and the Notes is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated September 22, 2020, between Quanta Services, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (previously filed as Exhibit 4.1 to the Company’s Form 8-K filed September 25, 2020 and incorporated therein by reference).

4.2	Seventh Supplemental Indenture, dated as of August 7, 2025, between Quanta Services, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Eighth Supplemental Indenture, dated as of August 7, 2025, between Quanta Services, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.4	Ninth Supplemental Indenture, dated as of August 7, 2025, between Quanta Services, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.5	Form of 4.300% Senior Notes due 2028 (incorporated by reference from Exhibit 4.2).

4.6	Form of 4.500% Senior Notes due 2031 (incorporated by reference from Exhibit 4.3).

4.7	Form of 5.100% Senior Notes due 2035 (incorporated by reference from Exhibit 4.4).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 7, 2025	Quanta Services, Inc.

	By:	/s/ Jayshree Desai
	Name:	Jayshree Desai
	Title:	Chief Financial Officer